UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2011

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey		07438
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2011, Lakeland Bancorp, Inc. (the “Company”) announced that Mr. John W. Fredericks, the Company’s Chairman, had retired following the Company’s Annual Meeting of Shareholder on May 24, 2011. The announcement is consistent with the Company’s previous disclosures in its Proxy Statement and 2010 Annual Report.

The Company also announced that its Board of Directors appointed Ms. Mary Ann Deacon as Chairman of the Company. Ms. Deacon has served on the Company’s Board of Directors for 16 years and as its Vice Chairman since January 2010.

Finally, the Company announced the retirement of director and corporate secretary, George H. Guptill, Jr., following the Company’s Annual Meeting of Shareholder on May 24, 2011. The Company’s general counsel, Timothy J. Matteson, was appointed corporate secretary following Mr. Guptill’s retirement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2011, the Company held its Annual Meeting of Shareholders for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the following proposals as described in the Company’s Proxy Statement dated April 19, 2011. A total of 21,228,447 of the Company’s common shares, out of a total of 25,467,776 common shares outstanding and entitled to vote, were present in person or represented by proxies at the meeting. The proposals voted on and approved by the shareholders at the Annual Meeting were as follows:

Proposal 1: The election of four persons named in the Proxy Statement (Messrs. Bosma, M. Fredericks, Nicholson III, and Ms. Hendershot) to serve as directors on the Company’s Board of Directors until the Annual Meeting of Shareholders in 2014, and one person, Mr. Flynn, to serve as a director on the Company’s Board of Directors until the Annual Meeting of Shareholders in 2012. The following is a list of the directors elected at the Annual Meeting with the number of votes “For” and “Withheld”, as well as the number of “Abstentions” and “Broker Non-Votes”:

Name of Director	For	Withheld	Abstentions/Broker Non-Votes

Roger Bosma	15,896,655	1,743,551	3,588,241
Mark J. Fredericks	15,743,634	1,896,573	3,588,240
Janeth C. Hendershot	16,859,691	780,515	3,588,241
Robert B. Nicholson, III	15,718,047	1,922,159	3,588,241
Brian Flynn	17,043,301	596,905	3,588,241

Proposal 2: The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved. The number of votes “For” and “Against” with regard to this proposal, as well as the number of “Abstentions” and “Broker Non Votes”, is as follows:

For: 20,617,563; Against: 560,735; Abstentions: 50,149; and Broker Non-Votes: 0.

Proposal 3: The advisory vote on the compensation of the Company’s executives, as disclosed in the Proxy Statement, was approved. The number of votes “For” and “Against” with regard to this proposal, as well as the number of “Abstentions” and “Broker Non Votes”, is as follows:

For: 16,311,768; Against: 1,078,504; Abstentions: 249,932; and Broker Non-Votes: 3,588,243.

As long as the Company is required to hold an annual “say on pay” vote because it has received TARP funds, it will not be required to hold a “say on frequency” vote until all of the U.S. Treasury’s preferred stock investment in the Company under the TARP Capital Purchase Program has been repaid.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit 99.1 Press Release dated May 25, 2011.

Exhibit 99.2 Press Release dated May 25, 2011.

Exhibit 99.3 Press Release dated May 25, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/ Thomas J. Shara
	Name:	Thomas J. Shara
	Title:	President and Chief Executive Officer

Dated: May 26, 2011

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated May 25, 2011.

99.2	Press Release dated May 25, 2011.

99.3	Press Release dated May 25, 2011.